FILED
                                                           NOV 26 1997
                                                  NANCY MAYER-WHITTINGTON, CLERK
                                                        U.S. DISTRICT COURT

                          UNITED STATES DISTRICT COURT
                                     for the
                              DISTRICT OF COLUMBIA

--------------------------------------------
SECURITIES AND EXCHANGE COMMISSION,
        Plantiff,

                      v.                                96 Civ. 2543 GK

CHARLES O. HUTTOE, et al.,
         Defendants and Relief Defendants.
--------------------------------------------

             FINAL JUDGMENT AS TO RELIEF DEFENDANTS HOPE ASSOCIATES,
                 L.L.C., MICHAEL MICHAELSON, RAYMOND J. MARKMAN,
                   HERMAN RUSH, MARK SAVEL, AND GEORGE HOLSTEN

      WHEREAS,

      1. Plaintiff Securities and Exchange Commission ("SEC") filed a Second Amended Complaint ("Complaint") in this action.

      2. Relief Defendants Michael Michaelson, Raymond J. Markman, Herman Rush, Mark Savel, and George Holsten (collectively, "Hope Associates' members") and Hope Associates, L.L.C. ("Hope Associates"), in their Consent and Undertakings ("Consent") and other documents filed in this action entered a general appearance; consented to the jurisdiction of this Court over them and admitted the jurisdiction of this Court over the subject matter of this action; waived the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure; waived any right they might have to appeal from the entry of this Final Judgment; and without admitting or denying the allegations of the Complaint, except as to jurisdiction consented to the entry of this Final Judgment.

      3. This Court has jurisdiction over Hope Associates and Hope Associates' members and the subject matter hereof.

                                       I.

      IT IS ORDERED, ADJUDGED AND DECREED that Hope Associates and Hope Associates' members pay, jointly and severally, into the Registry of this Court disgorgement in the amount of $450,000.00, representing funds the SEC contends are subject to a constructive trust on behalf of investors in Systems of Excellence, Inc. ("SOE") or to which investors in SOE are entitled based on other legal principles. Hope Associates and Hope Associates' members shall pay this $450,000.00 in accordance with the provisions of paragraphs II and III below. This disgorgement amount is based on, among other things, Hope Associates' and Hope Associates' members sworn statement describing all funds, benefits, and items of value that they have received directly or indirectly from Charles O. Huttoe or any of the defendants in this action. If at any time following the entry of the Final Judgment, the SEC or any official that the Court appoints to administer the disgorgement fund in this case ("Court-appointed Receiver"), obtains information indicating that any of the representations in this sworn statement was fraudulent, misleading, innaccurate, or incomplete in any material respect as of the time when such representation was made, the SEC or the Court-appointed Receiver may, at their discretion, petition the Court for an order requiring Hope Associates or Hope Associates' members to pay, in addition to the full amount of payment set forth in paragraph I of the Final Judgment, such other monies and assets that can be shown to have been received by or paid for the benefit of Hope Associates or Hope Associates' members, together with prejudgment interest thereon. In any such petition, the SEC or the Court-appointed Receiver may move the Court to consider any and all available remedies, including, but not limited to, ordering Hope Associates or Hope Associates' members to pay funds or assets, directing the forfeiture of any assets, or sanctions for contempt of the Court's Final Judgment, and the SEC or the Court-appointed Receiver also may request additional discovery from Hope Associates or Hope Associates' members. Hope Associates or Hope Associates' members may not, by way of defense to such petition, challenge the validity of their Consent or the Final Judgment, or contest the allegations in the Complaint filed by the SEC.

                                       II.

      IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Hope Associates and Hope Associates' members shall make payment pursuant to paragraph I above by delivering a certified check or money order in the amount of $250,000.00, within ten (10) days of entry of this Final Judgment, to the Registry of the Court, U.S. District Court for the District of Columbia, 333 Constitution Avenue, NW, Washington, DC 20001. The check or money order shall be made payable to the "CLERK, U.S. DISTRICT COURT FOR THE DISTRICT OF COLUMBIA" and bear on its face the caption "SECURITIES AND EXCHANGE COMMISSION v. CHARLES O. HUTTOE, ET AL.". Hope Associates and Hope Associates' members shall notify the SEC of the payment they make pursuant to this paragraph by sending a copy of the check or money order delivered to the Registry of the Court to: Erich T. Schwartz, Division of Enforcement, Securities and Exchange

Commission, 450 Fifth Street, N.W., Mail Stop 5-4, Washington, D.C. 20549. Such payment shall thereafter be distributed pursuant to a plan for disposition of disgorgement funds, to be filed by the SEC with the Court, but in no event shall any of the funds paid into the Registry of the Court be returned to Hope Associates or Hope Associates memebers.

                                      III.

      IT IS FURTHER ORDERED, ADJUDGED AND DECREED that effective immediately upon entry of this Final Judgment, the freeze currently in effect as to $200,000.00 in Bank of Tampa account number 21900639 of Evans & Donica, P.A., is lifted for the sole purpose of allowing those funds to be transferred to the Registry of the Court. Within three (3) days of entry of this Final Judgment, Hope Associates' members shall direct that such $200,000 be paid by certified check or money order to the Registry of the Court, U.S. District Court for the District of Columbia, 333 Constitution Avenue, NW, Washington, DC 20001. The check or money shall be made payable to the "CLERK, U.S. DISTRICT COURT FOR THE DISTRICT OF COLUMBIA" and bear on its face the caption "SECURITIES AND EXCHANGE COMMISSION v. CHARLES O. HUTTOE, ET AL." Hope Associates and Hope Associates' members shall notify the SEC of the payment made pursuant to this paragraph by sending a copy of the check or money order delivered to Registry of the Court to: Erich T. Schwartz, Division of Enforcement, Securities and Exchange Commission, 450 Fifth Street, N.W., Mail Stop 5-4, Washington, D.C. 20549. Such payment shall thereafter be distributed pursuant to a plan for disposition of disgorgement funds, to be filed by the SEC with the Court, but in no event shall any of the funds paid into the Registry of the Court be returned to Hope Associates Hope Associates' members.

                                       IV.

      IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the Hope Associates' members shall, in addition to their payment obligations pursuant to paragraphs I, II, and III above, personally guarantee, jointly and severally, payment of $250,000.00 of the amount that Relief Defendant Starlog Franchise Corporation ("Starlog") is ordered to pay pursuant to Relief Defendant Starlog's Consent and Undertakings and the Final Judgment as to Relief Defendant Starlog in this case. The Hope Associates' members' personal guarantees shall be substantially in the form attached as Exhibit A to the Consent and Undertakings, an shall remain in effect until Starlog has made payment in full of all of its obligations pursuant to Relief Defendant Starlog's Consent and Undertakings and the Final Judgment as to Relief Defendant Starlog.

                                       V.

      IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the Consent is incorporated herein with the same force and effects as if fully set forth herein.

                                       VI.

      IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Hope Associates and Hope Associates' members shall fully comply with the undertakings set forth in the Consent.

                                      VII.

      IT IS FURTHER ORDERED, ADJUDGED AND DECREED that this Court shall retain jurisdiction of this matter for purposes of enforcing this Final Judgment.

                                     VIII.

      There being no just reason for delay, the Clerk of the Court is hereby directed, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure to enter this Final Judgment forthwith and without further notice.


                                              /s/ Gladys Kessler
                                              ------------------------------
                                              GLADYS KESSLER
                                              UNITED STATES DISTRICT JUDGE

Dated: Nov 26, 1997
       Washington, D.C.

                                                             FILED
                                                           NOV 26 1997
                                                  NANCY MAYER-WHITTINGTON, CLERK
                                                       U.S. DISTRICT COURT

                          UNITED STATES DISTRICT COURT
                                     for the
                              DISTRICT OF COLUMBIA

------------------------------------------
SECURITIES AND EXCHANGE COMMISSION,
   Plantiff,

                         v.                              96 Civ. 2543 GK

CHARLES O. HUTTOE, et al.,
   Defendants and Relief Defendants.
------------------------------------------

                     FINAL JUDGMENT AS TO RELIEF DEFENDANT
                         STARLOG FRANCHISE CORPORATION

      WHEREAS,

      1. Plaintiff Securities and Exchange Commission ("SEC") filed a Second Amended Complaint ("Complaint") in this action.

      2. Relief Defendant Starlog Franchise Corporation ("Starlog"), in its Consent and Undertakings ("Consent") and other documents filed in this action, entered a general appearance; consented to the jurisdiction of this Court over it and admitted the jurisdiction of this Court over the subject matter of this action; waived the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure; waived any right it might have to appeal from the entry of this Final Judgment; and without admitting or denying the allegations of the Complaint, except as to jurisdiction, consented to the entry of this Final Judgment.

      3. This Court has jurisdiction over Starlog Franchise Corporation and the subject matter hereof.

                                       I.

      IT IS ORDERED, ADJUDGED AND DECREED that Starlog pay into the Registry of this Court disgorgement in the amount of $500,000.00, together with post-judgment interest at the rate of 5.55 percent (computed daily from June 16, 1997 and compounded annually). This disgorgement amount is based on, among other things, Starlog's sworn statement describing all funds, benefits, and items of value that it has received directly or indirectly from defendant Charles O. Huttoe or any of the defendants in this action. If at any time following the entry of the Final Judgment, the SEC or any official that the Court appoints to administer the disgorgement fund in this case ("Court-appointed Receiver"), obtains information indicating that any of the representations in such sworn statement was fraudulent, misleading, inaccurate, or incomplete in any material respect as of the time when such representation was made, the SEC or the Court-appointed Receiver may, at their discretion, petition the Court for an order requiring Starlog to pay, in addition to the full amount of payment set forth in paragraph I of the Final Judgment, such other monies and assets that can be shown to have been received by or paid for the benefit of Starlog, together with prejudgment interest thereon. In any such petition, the SEC or the Court-appointed Receiver may move the Court to consider any and all available remedies, including, but not limited to, ordering Starlog to pay funds or assets, directing the forfeiture of any assets, or sanctions for contempt of the Court's Final Judgment, and the SEC or the Court-appointed Receiver also may request additional discovery from Starlog. Starlog may not, by way of defense to such petition, challenge the validity of its Consent or the Final Judgment, or contest the allegations in the Complaint filed by the SEC.

                                       II.

      IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the payment of $500,000.00 plus post-judgment interest ordered in paragraph I, above, shall be made in four annual installments, based on a five-year amortization schedule. Each payment shall be made on or before January 31, with the first payment made by January 31, 1998. The first three payments shall be in the amount of $114,916.00, with all of the remaining principal and accrued interest to be paid in the fourth payment;

      Provided however, that payment of all outstanding amounts may be required at any time after the Receiver has recovered all or substantially all of the funds anticipated to be recovered from the fraud committed by defendant Charles
O. Huttoe and a plan of distribution for the recovered funds has been approved by the Court. Such payment shall be made within 90 days after notice to Starlog by the Commission or by any agent that may be appointed by the Court to carry out such distribution that the funds are required for such distribution. Notice to Starlog may be made by delivering a copy of such notice to: Philip L. Stern, Esq., Freeman, Freeman & Salzman, P.C., Suite 3200, 401 North Michigan Avenue, Chicago, Illinois 60611-4207.

                                      III.

      IT IS FURTHER ORDERED, ADJJDGED AND DECREED that the payment of the $500,000.00 plus post-judgment interest pursuant to paragraphs I and II, above, shall be made by delivering certified checks or money orders in the required amounts to the Registry of the Court, U.S. District Court for the District of Columbia, 333 Constitution Avenue, NW, Washington, DC 20001. The checks shall be made payable to the "CLERK, U.S. DISTRICT COURT FOR THE DISTRICT OF COLUMBIA" and bear on its face the caption "SECURITIES AND EXCHANGE COMMISSION v. CHARLES O. HUTTOE, ET AL.". Starlog shall notify the SEC of each payment it makes pursuant to this Final Judgment by sending a copy of each check delivered to the Registry of the Court to: Erich T. Schwartz. Division of Enforcement, Securities and Exchange Commission, 450 Fifth Street, N.W., Mail Stop 54, Washington, D.C. 20549. Such payments shall thereafter be distributed pursuant to a plan for disposition of disgorgement funds, to be filed by the SEC with the Court, but in no event shall any of the funds paid into the Registry of the Court be returned to Starlog.

                                       IV.

      IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein.

                                       V.

      IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Starlog shall fully comply with the undertakings set forth in the Consent.

                                       VI.

      IT IS FURTHER ORDERED, ADJUDGED AND DECREED that this Court shall retain jurisdiction of this matter for purposes of enforcing this Final Judgment.

                                      VII.

      There being no just reason for delay, the Clerk of the Court is hereby directed, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure to enter this Final Judgment forthwith and without further notice.

                                                 /s/ Gladys Kessler
                                                 ---------------------------
                                                 GLADYS KESSLER
                                                 UNITED STATES DISTRICT JUDGE

Dated: Nov 26, 1997
       Washington, D.C.